Exhibit 10.19


            AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT AND GUARANTY

     THIS AGREEMENT (the "Agreement") dated as of the 2nd day of February, 2000, between FLEET BANK, N.A., with offices at 1125 Route 22 West, Bridgewater, New Jersey 08807 (the "Bank") and BARRINGER TECHNOLOGIES INC., a Delaware corporation, with offices at 30 Technology Drive, Warren, New Jersey 07059 ("BTI"), BARRINGER INSTRUMENTS INCORPORATED, a New Jersey corporation, with offices at 30 Technology Drive, Warren, New Jersey 07059 ("BII"), and BARRINGER RESEARCH LIMITED, a Canadian corporation with offices at 1730 Aimes Boulevard, Mississauga, Ontario, Canada L4W IVI ("BRL').


                                   WITNESSETH:

     WHEREAS, BTI executed and delivered a revolving credit note to Bank in the original principal balance not to exceed Five Million and 00/1 00 Dollars ($5,000,000) (the "Revolving Credit Line"); and

     WHEREAS, the advances under the Revolving Credit Line are made by Bank in accordance with and subject to the terms, covenants, conditions and provisions of the Revolving Credit Loan Agreement, dated as of March 13, 1998 (as further amended herein and together with all prior amendments, the "Loan Agreement");

     WHEREAS, BTI and Bank modified the terms of the Loan Agreement pursuant to a First Loan Modification Agreement, dated as of July 1, 1999 (the "First Modification Agreement"), which among other things, added Digivision, Inc. ("Digivision"), as a guarantor of the BTI's obligations under the Revolving Credit Line and the Loan Agreement (collectively, together with all related documents, the "Loan Documents");

     WHEREAS, BTI has divested itself of Digivision, and the Bank has agreed to release Digivision from its obligations under the Amended and Restated Unlimited Guaranty of Payment and Performance, dated as of July 1, 1999 (the "Guaranty") between Digivision and Bli.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and for other valuable consideration, the parties hereby agree as follows:

     1. Preamble. Each and every part of the preamble hereof is incorporated herein by reference as if set forth at length.

     2. Amendments of Loan Documents.

          a. Loan Agreement. Any references to Digivision are removed.

          b. Guaranty. Digivision is released from its obligations under the Guaranty. Nothing herein shall release Bil from its obligations under the Guaranty.

     3. Representations and Warranties. BTI represents and warrants to the Bank that the statements, representations and warranties made by BTI in the Loan Agreement are true and correct in all material respects as of the date hereof.

     4. Affirmation. Except as expressly modified herein, the Loan Documents remain in full force and effect in accordance with the terms thereof. BTI hereby ratifies, confirms and approves ail of the terms of the Loan Documents.

     5. Binding Effect. This Agreement shall be binding upon the parties hereto and their successors and assigns.

     6. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

WITNESS/ATTEST:
BARRINGER TECHNOLOGIES INC.                  BARRINGER INSTRUMENTS INCORPORATED

By: /s/ RICHARD S. ROSENFELD                 By: /s/  RICHARD S. ROSENFELD
   -------------------------                     ------------------------------
   Name: Richard S. Rosenfeld                    Name: Richard S. Rosenfeld
   Title: VP                                     Title: VP

Attest: /s/ KENNETH WOOD                     Attest: /s/ KENNETH WOOD
      ----------------------                        ---------------------------


BARRINGER RESEARCH LIMITED

By: /s/ STANLEY BINDER
   -------------------------
   Name: Stanley Binder
   Title: Director

Attest: KENNETH WOOD
      ----------------------


FLEET BANK, N.A.

By: /s/   CRAIG W. HEAL
   -------------------------
   Name:  Craig W. Heal
   Title: Director


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